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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report July 21, 2000

                           COMMISSION FILE NO. 0-30746

                               TBX RESOURCES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              TEXAS                                     75-2592165
-----------------------------              ------------------------------------
 (State or other jurisdiction              (I.R.S. Employer Identification No.)
incorporation or organization)

                     12300 Ford Road, Suite 265, Dallas, TX
              ------------------------------------------------------
                    (Address of principal executive offices)


                                 (972) 243-2610
             ------------------------------------------------------
              (Registrant's telephone number, including area code)


Check whether the registrant: (1) has filed all reports required to be filed by
Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

Exhibit Index is on Page 5.

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                               TBX RESOURCES, INC.

                                   FORM 8 - K

                                TABLE OF CONTENTS


Item 1.  Changes in Control of Registrant - None

Item 2.  Acquisition or Disposition of Assets - None

Item 3.  Bankruptcy or Receivership - None

Item 4.  Changes in Registrant's Certifying Accountant - None

Item 5.  Other Events................................................... Page 3

Item 6.  Resignations of Registrant's Directors......................... Page 3

Item 7.  Financial Statements and Exhibits.............................. Page 5

Signatures.............................................................. Page 4



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ITEM 5. Other Events

         On May 17, 2000, the Texas Securities Commissioner ordered that the exemption provided under Section 5.O of the Texas Securities Act in connection with the offer for sale and sale of the common stock of our company was suspended, meaning that no securities dealer shall offer for sale or sell our common stock in the State of Texas while this suspension is in effect. A copy of the order issued by the Texas Securities Commissioner has been filed as an exhibit to this current report on Form 8-K.

         Mr. Burroughs and our company have hired counsel to represent them in this matter. Mr. Burroughs and our company are taking steps to have this order lifted as soon as possible, with such steps including adding 2 outside directors to our board of directors and placing restrictions on the transferability of Mr. Burroughs' common stock. However, there can be no assurance that the Texas Securities Board will determine that the steps we propose to take will be sufficient to remove the suspension of trading in our common stock in the State of Texas.

         On or about May 17, 2000, a search warrant was executed on our company by agents of the Federal Bureau of Investigation.

ITEM 6. Resignations of Registrant's Directors

         Effective July 7, 2000, Christine Coley resigned from our Board of Directors. As discussed, in Item 5 above, we expect to add 2 outside directors to our Board of Directors. At the time of this report, our sole Director is Tim Burroughs.

Item 7. Financial Statements and Exhibits

         Exhibits

         Order dated May 17, 2000, from the Texas Securities Commissioner.



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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.



TBX RESOURCES, INC.

(Signature) /s/ Tim Burroughs
----------------------------------
Tim Burroughs
(Title):    President and Director
(Date):     July 21, 2000




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                                    FORM 8-K
                                 CURRENT REPORT

                                  EXHIBIT INDEX


Item/Exhibit No.                     Document                              Page

Item 5               Order dated May 17, 2000
                     from the Texas Securities Commissioner................  6


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